Exhibit 10.4
AMENDED AND RESTATED INITIAL UNIT SUBSCRIPTION AGREEMENT
     This AMENDED AND RESTATED INITIAL UNIT SUBSCRIPTION AGREEMENT (this “Agreement”) is made as of March 3, 2008, by and between J.W. Childs Acquisition I Corp., a Delaware corporation (the “Company”), and JWC Acquisition, LLC, a Delaware limited liability company (the “Purchaser”).
     WHEREAS, the Company is proposing to file a registration statement (the “Registration Statement”) on Form S-1 under the Securities Act of 1933, as amended (the “Securities Act”) with the Securities and Exchange Commission in connection with a proposed initial public offering (the “Initial Public Offering”) of 20,000,000 units (“Units”), each consisting of one share of the common stock of the Company, par value $0.0001 per share (“Common Stock”), and one warrant to purchase one additional share of Common Stock for $7.00, subject to the terms and conditions set forth in the Registration Statement;
     WHEREAS, in order to capitalize the Company prior to the Initial Public Offering, the Company issued and sold, and the Purchaser purchased and acquired, certain Initial Units (as defined below) pursuant to the Initial Unit Subscription Agreement dated as of February 22, 2008 (the “Prior Agreement”); and
     WHEREAS, on the date hereof, the Company effected a 0.8 for 1 stock split (the “Stock Split”) and the Purchaser and the Company desire to amend and restate the Prior Agreement to reflect the Stock Split.
     NOW, THEREFORE, for and in consideration of the promises and mutual covenants set forth herein, the parties hereto agree as follows:
     1.     Purchase and Sale of Units. The Purchaser hereby subscribes for and purchases from the Company, and the Company hereby issues and sells to the Purchaser, 5,750,000 units (the “Initial Units”) at a purchase price of $0.0043478 per Initial Unit for an aggregate purchase price of $25,000 on the terms and conditions set forth herein. Each Initial Unit consists of one share of Common Stock and one warrant (a “Warrant”) entitling the holder thereof to purchase one additional share of Common Stock at an exercise price of $7.00 in accordance with the terms of a Warrant Agreement, which shall be substantially in the form attached hereto as Exhibit A (the “Warrant Agreement”). The Initial Units, together with the underlying Common Stock and Warrants, are referred to herein as the “Initial Securities”.
     2.     Closing of Purchase and Sale. The closing of the purchase and sale of the Initial Units shall take place at the offices of the Company immediately following the execution of this Agreement. At the closing, the Company shall deliver to the Purchaser a certificate evidencing the Initial Units, registered in the Purchaser’s name, upon the payment of the aggregate purchase price therefor in immediately available funds by delivery of a cashiers check or by wire transfer to an account designated by the Company.

     3.     Redemption of Units. If and to the extent that the underwriter for the Initial Public Offering (the “Underwriter”) does not exercise in full its option to purchase up to 3,000,000 Units to cover over-allotments (as described in the Registration Statement) prior to the expiration or termination of such option, the Company shall redeem, at cost, up to 750,000 Initial Units from the holders thereof on a pro rata basis only in an amount sufficient to cause the number of shares of Common Stock underlying the outstanding Initial Units held by the Purchaser and its permitted transferees to equal 20% of the Company’s then issued and outstanding Common Stock after giving effect to the Initial Public Offering (without giving effect to any Units purchased by the Purchaser or any such transferees in the Initial Public Offering) and the exercise, if any, of the Underwriter’s over-allotment option. The parties shall give effect to this mandatory redemption of Initial Units within ten business days following the earlier to occur of the expiration or termination of the Underwriters’ over-allotment option. If the Underwriter exercises its over-allotment option in full, the Company will have no right or obligation to redeem any of the Initial Units.
     4.     Restrictive Legends. All certificates representing the Initial Securities (and any underlying securities thereof) shall have endorsed thereon the following legends in substantially the following forms (in addition to any other legend which maybe required by other agreements between the parties hereto):
          (a)     “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION STATEMENT IS NOT REQUIRED.”
          (b)     “SOME OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE MAY BE SUBJECT TO REDEMPTION PURSUANT TO SECTION 3 OF THE AMENDED AND RESTATED INITIAL UNIT SUBSCRIPTION AGREEMENT, DATED AS OF MARCH 3, 2008, BETWEEN THE COMPANY AND JWC ACQUISITION, LLC.”
          (c)     Any legend required pursuant to the terms of the Warrant Agreement.
          (d)     Any legend required by state securities or blue sky laws or regulations.
     5.     Investment Representations. In connection with the purchase of the Initial Securities, the Purchaser represents to the Company the following:
          (a)     The Purchaser is familiar with the Company’s business plans and financial condition and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Initial Securities. The Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. The Purchaser understands that its investment in the Initial Securities involves a high degree of risk. The Purchaser has sought such accounting, legal and tax advice as the Purchaser has considered necessary to make an informed investment decision with respect to the Purchaser’s acquisition of the Initial Securities. The Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the Initial Securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Initial Securities, and is able to bear the economic risk of an investment in the Initial Securities in the amount contemplated hereunder. The Purchaser understands that there presently is no public market for the Initial Securities and none is anticipated to develop in the foreseeable future. The Purchaser can afford a complete loss of its investment in the Initial Securities. The Purchaser is purchasing the Initial Securities for investment for the Purchaser’s own account only and not with a view to, or for resale in connection with, any “distribution” thereof within the meaning of the Securities Act and Purchaser has no present arrangement to sell the Initial Securities to or through any person or entity. Purchaser understands that the Company is a blank check development stage company recently formed for the purpose of consummating a business combination (as described in the Registration Statement) and understands that there is no assurance as to the future performance of the Company and that the Company may never effectuate a business combination.
          (b)     The Purchaser understands that the Initial Securities (and any underlying Securities thereof) have not been registered under the Securities Act or any state securities law by reason of a specific exemption therefrom, and that the Company is relying on the truth and accuracy of, and the Purchaser’s compliance with, the representations and warranties and agreements of the Purchaser set forth herein to determine the availability of such exemptions and the eligibility of the Purchaser to acquire such Initial Securities, including, but not limited to, the bona fide nature of the Purchaser’s investment intent as expressed herein.
          (c)     The Purchaser further acknowledges and understands that the Initial Securities (and any underlying Securities thereof) must be held indefinitely unless the Initial Securities (and any underlying Securities thereof) are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser understands that the certificates evidencing the Initial Securities (and any underlying Securities thereof) will be imprinted with a legend that prohibits the transfer of the Initial Securities (and any underlying Securities thereof) unless the Initial Securities (and any underlying Securities thereof) are registered or such registration is not required in the opinion of counsel for the Company.
          (d)     The Purchaser represents that the Purchaser is an “accredited investor” as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act.
          (e)     The Purchaser has all necessary limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All limited liability company action necessary to be taken by the Purchaser to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Purchaser in connection with the transactions contemplated hereby has been duly and validly taken, and this Agreement has been duly executed and delivered by the Purchaser. This Agreement constitutes the valid, binding and enforceable obligation of the Purchaser, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The purchase by the Purchaser of the Initial Securities does not conflict with the organizational documents of the Purchaser or with any material contract by which the Purchaser or its property is bound, or any laws or regulations or decree, ruling or judgment of any court applicable to the Purchaser or its property.
          (f)     The Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) of the Securities Act.
          (g)     The Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Initial Securities or the fairness or suitability of the investment in the Initial Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Initial Securities.
          (h)     Purchaser acknowledges that it has had the opportunity to review this Agreement and the transactions contemplated by this Agreement and the other agreements entered into between the parties hereto with the Purchaser’s legal counsel and investment and tax advisors. Except for any statements or representations of the Company made in this Agreement and the other agreements entered into between the parties hereto, the Purchaser is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.
     6.     Company Representations and Warranties. In connection with the issuance and sale of the Initial Securities, the Company represents to the Purchaser the following:
          (a)     The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and the Company has all necessary corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Agreement has been duly executed and delivered by the Company. This Agreement constitutes the valid, binding and enforceable obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity). The sale by the Company of the Initial Securities does not conflict with the certificate of incorporation or by-laws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property.

          (b)     The Initial Units and the Common Stock and Warrants underlying the Initial Units have been duly authorized and, when issued, delivered and paid for in accordance with this Agreement, the Common Stock underlying such Initial Units will be validly issued, fully paid and non-assessable and will be free and clear of all liens and claims. The shares of Common Stock issuable upon exercise of the Warrants have been duly authorized and, when issued, delivered and paid for in accordance with the terms of the Warrant Agreement, will be validly issued, fully paid and non-assessable and will be free and clear of all liens and claims.
     7.     Miscellaneous.
          (a)     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of law thereof.
          (b)     Further Execution. The parties agree to take all such further action as may reasonably be necessary to carry out and consummate this Agreement as soon as practicable, and to take whatever steps may be necessary to obtain any governmental approval in connection with or otherwise qualify the issuance of the Initial Securities that are the subject of this Agreement.
          (c)     Amendment. This Agreement may not be amended, modified or waived, in whole or in part, except by an agreement in writing signed by each of the parties hereto.
     8.     Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original and all such counterparts shall together constitute but one and the same instrument.
     9.     Effect of Headings. The Section headings herein are for convenience only and are not part of this Agreement and shall not affect the interpretation thereof.
     10.     Severability. This Agreement shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Agreement or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.
     11.     Effect on Prior Agreement. Upon the execution and delivery of this Agreement by the Company and the Purchaser, the Prior Agreement automatically shall terminate and be of no further force and effect and shall be amended and restated in its entirety as set forth in this Agreement.
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     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

COMPANY: J.W. CHILDS ACQUISITION I CORP.
By:	/s/ Adam Suttin
	Name:	Adam Suttin
	Title:	President

PURCHASER: JWC ACQUISITION, LLC
By:	/s/ Adam Suttin
	Name:	Adam Suttin
	Title:	President